Exhibit 10-18

FBO AIR, INC.
STOCK OPTION PLAN
OF 2005

Section 1. Purpose of the Plan. The purpose of this Stock Option Plan (the "Plan") is to promote the growth and general prosperity of FBO Air, Inc., a Nevada corporation (the "Company"), by permitting the Company to grant stock options to purchase shares of the Company's Common Stock, $0.001 par value, to directors, officers, employees and consultants of the Company and subsidiaries thereof. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries and to provide directors, officers, employees and consultants with an additional incentive to contribute to the success of the Company and its subsidiaries.

Section 2. Definitions. In addition to the definitions used in Section 1 hereof, as used herein, the following definitions shall apply:

(a)  "Administrator" shall mean the Compensation Committee of the Board; provided, however, that the Board, in its sole discretion, may from time to time exercise the powers of the Administrator hereunder.

(b)  "Affiliate" of, or a Person "affiliated" with, a specific Person shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. "Control" (including the terms "controlling," "is controlled by," and "under common control with") shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(c)  "Applicable Laws" shall mean the legal requirements relating to the administration of stock option plans under applicable United States state corporate laws, United States federal and applicable state securities laws, rules and regulations, the Code, and the applicable laws, rules and regulations of any other country or jurisdiction where the Optionee resides or of which the Optionee is a citizen, as such laws, rules, regulations and requirements shall be in effect from time to time.

(d)  "Board" shall mean the Board of Directors of the Company.

(e)  "Cause" or “Discharged for Cause” shall mean (i) a conviction of a felony, whether or not related to the Company or any Subsidiary; (ii) dishonesty or theft with respect to the Corporation or any Subsidiary; (iii) disclosing trade secrets of the Corporation or any Subsidiary; (iv) entering into competition, directly or indirectly, with the Corporation or any Subsidiary while an Employee, Director, Officer or Consultant thereof or thereto; or (v) using the Corporation’s or any Subsidiary’s facilities or premises for the conduct of illegal or unlawful activities, transactions or business. If the Optionee has an employment or consulting agreement with the Company or any Subsidiary and the term “Cause” (or a phrase similar thereto) is defined therein, such definition shall be substituted in the Option Agreement for this definition with respect to such Optionee.

(f)  "Change of Control" shall mean the occurrence of one or more of the following events: (i) the election of one or more individuals to the Board which election results in one-third of the directors of the Company consisting of individuals who have not been Directors of the Company for at least two years, unless such individuals have been elected as Directors or nominated for election as Directors by three-fourths of the Directors of the Company who have been directors of the Company for at least two years; (ii) the sale or transfer of shares by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-fourth, but less than one-half, of the shares of the Company having voting power for the election of Directors, unless such sale or transfer has been approved in advance by three-fourths of the Directors of the Company who have been Directors of the Company for at least two years; (iii) the sale or transfer of shares of the Company by the Company and/or any one or more of its stockholders, in one or more transactions, related or unrelated, to one or more Persons under circumstances whereby any Person and its Affiliates shall own, after such sales and transfers, at least one-half of the shares of the Company having voting power for the election of Directors; or (iv) the contemplated merger or consolidation of the Company with and into another entity where the Company is not the survivor (other than for the purpose of reincorporating in another state) unless such merger or consolidation has been approved in advance by three-fourths of the Directors of the Company who have been Directors of the Company for at least two years, provided, however, if the merger or consolidation is not thereafter consummated, a Change in Control shall not have occurred.

(g)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

(h)  "Common Stock" shall mean the Common Stock, $0.001 par value, of the Company or any successor security that replaces the same.

(i)  "Consultant" shall mean any person, including an advisor, who is engaged by the Company or any Subsidiary to render services in a capacity other than as an Employee and is compensated for such services, but does not include any Director or Officer of the Company or a Subsidiary, whether compensated for such services or not, who is not an Employee.

(j)  "Continuous Status" shall mean the absence of any interruption or termination of service as an Employee, Director, Officer or Consultant, whether with the Company or, if applicable, any Subsidiary. Continuous Status shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to any Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors. For purposes of this Plan, a change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status.

(k)  "Director" shall mean a director of the Company and/or any Subsidiary.

(l)  "Employee" shall mean any person, including Officers and Directors, employed by the Company or any Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code. The payment by the Company of a director's fee to a Director shall not be sufficient to constitute "employment" of such Director by the Company.

(m)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(n)  "Fair Market Value" shall mean, as of any date, the fair market value of the Common Stock determined as follows:

(i)  If the Common Stock is listed on any established Stock Exchange or traded on the Nasdaq System, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid price, if no sales were reported) as quoted on such Exchange or the Nasdaq System, or, if traded on more than one Exchange, the Exchange with the greatest volume of trading in the Common Stock, on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the date of determination;

(ii)  If the Common Stock is quoted on NASD’s OTC Bulletin Board or any similar trading board operated by the NASD, its Fair Market Value shall be the closing sales price for the Common Stock (or the closing bid price for the Common Stock, if no sales were reported) as quoted on the OTC Bulletin Board or such other board on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the date of determination;

(iii)  If the Common Stock is quoted in the pink sheets as reported by Pink Sheets LLC, or any successor organization, or regularly quoted by a recognized securities dealer, but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination or, if such date is not a market trading day, on the last market trading day prior to the time of determination; or

(iv)  In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

In determining the market prices pursuant to subsections (i), (ii) or (iii) above, the Administrator may rely on the prices as quoted in The Wall Street Journal or any other source as the Administrator deems reliable.

(o) "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, or any successor provision, as designated in the applicable written Option Agreement.

(p) "NASD" shall mean the National Association of Securities Dealers, Inc.

(q)  "Nasdaq" shall mean The Nasdaq Stock Market, Inc. and “Nasdaq Systems” shall mean either the National Market System or the SmallCap System of Nasdaq.

(r)  "Non-Qualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option as designated in the applicable written Option Agreement.

(s)  "Officer" shall mean an officer of the Company and/or any Subsidiary

(t)  "Option" shall mean a stock option granted pursuant to the Plan.

(u)  "Option Agreement" shall mean a written agreement between an Optionee and the Company reflecting the terms of an Option granted under the Plan and includes any documents attached to such Option Agreement, including, but not limited to, a form of exercise notice.

(v)  "Optionee" shall mean an individual Person who is granted an Option.

(w)  "Person" shall mean an individual, corporation, limited liability company, partnership, firm, trust, estate or other similar entity. When two or more Persons act as a partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of the Company, such syndicate or group shall be deemed a "Person" for the purpose of the definition of “Change in Control.”

(x)  "Reporting Person" shall mean an Officer, Director, or greater than 10% stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, or any successor provision, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(y)  "Securities Act" shall mean the Securities Act of 1933, as amended.

(z)  "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

(aa)  "Stock Exchange" shall mean any national securities exchange on which prices for the Common Stock are quoted at any given time.

(bb)  "Subsidiary" shall mean a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

Section 3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 7,500,000 shares of the Common Stock. The Shares may be authorized, but unissued, or reacquired shares of the Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares which are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available for future grant under the Plan.

Section 4 Administration of the Plan.

(a)  Plan Procedure. Grants under the Plan shall be made by the Compensation Committee unless the Board, in its sole discretion, elects to make a grant.

(b)  Power of the Administrator. Subject to the provisions of the Plan, any Applicable Laws and the rules and regulations, if applicable, of any Stock Exchange or Nasdaq, the Administrator shall have the authority, in its discretion:

(i)  to determine the Fair Market Value of the Common Stock in accordance with Section 2(n) of the Plan;

(ii)  to select the Consultants, Directors, Employees and Officers to whom Options may from time to time be granted hereunder;

(iii)  to determine the number of shares of the Common Stock to be covered by each such Option granted hereunder;

(iv)  to determine the consideration to be paid upon exercise of an Option consistent with Section 8(b) hereof;

(v)  to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

(vi)  to approve forms of Option Agreement for use under the Plan;

(vii)  to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

(viii)  to construe and interpret the terms of the Plan and the Options granted pursuant to the Plan.

(d)  Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of Options.

Section 5. Eligibility.

(a)  Recipients of Grants. Non-Qualified Stock Options may be granted to Employees, Directors, Officers and Consultants. Incentive Stock Options may be granted only to Employees. An Employee, Director, Officer or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted additional Options.

(b)  Type of Option. Each Option shall be designated, in the grant by the Administrator and thereafter reflected in the Option Agreement, as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options with respect to the excess Shares. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(c)  No Effect on Employment or Consulting Rights. The Plan shall not confer upon the holder of any Option any right with respect to continuation of an employment or a consulting relationship with the Company or any Subsidiary, nor shall it interfere in any way with such holder's right or the Company's or any Subsidiary's right to terminate his or her employment or consulting relationship at any time, with or without cause. Similarly, the Plan shall not confer upon the holder of any Option any right to continue to serve as a Director or an Officer, such right being governed by the certificate of incorporation, the bylaws and/or the laws of the applicable state of incorporation of the Company or the Subsidiary.

(d)  Consultant Eligibility. To be eligible to receive an Option under the Plan, a Consultant must be a natural person and must provide bona fide services to the Company or a Subsidiary which are not in connection with the offer or sale of securities of the Company in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

Section 6. Term of Plan. The Plan shall become effective upon December 13, 2005, the date of its adoption by the Board of Directors, subject to its approval by the stockholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten years until December 12, 2015 unless sooner terminated under Section 14 of the Plan.

Section 7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

Section 8. Option Exercise Price and Consideration.

(a)  Per Share Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the applicable Option Agreement, but shall be subject to the following:

(i)  In the case of an Incentive Stock Option that is:

(A)  granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B)  granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)  In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; provided that, in isolated cases, the Administrator may grant a Non-Qualified Stock Option at a per Share exercise price which is less than 100% of the Fair Market Value per Share on the date of grant.

The date of grant shall be as determined by the Administrator in accordance with Section 13 hereof.

(b)  Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. The consideration may consist entirely of (i) cash, (ii) check, (iii) other Shares that (A), in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender or such other period as may be required to avoid a charge to the Company's earnings, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iv) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company. Until the Administrator determines otherwise, in which event notice shall be given to the Optionee or provision shall be made in his or her Option Agreement, any of the foregoing methods of payment shall be acceptable.

Section 9. Exercise of Option.

(a)  Procedure for Exercise. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and reflected in the Option Agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)  Fractional Shares. An Option may not be exercised for a fraction of a Share. Any fraction of a Share shall be cancelled.

(c)  Rights as Stockholders. Until the issuance (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) of the stock certificate evidencing the Shares issuable upon exercise of an Option, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to the Option notwithstanding the exercise of the Option. The Company shall cause such stock certificate to be issued promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

(d)  Termination of Relationship. Subject to Section 9(e), 9(f) and 9(g) below, in the event of termination of an Optionee's Continuous Status, such Optionee may, but only within three months (or such other period of time not less than 30 days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e)  Termination for Cause. Notwithstanding Section 9(d) above, in the event of termination of an Optionee’s Continuous Status as a result of Cause, the Option will forthwith terminate.

(f)  Disability of Optionee.

(i)  Notwithstanding Section 9(d) above, in the event of termination of an Optionee's Continuous Status as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), such Optionee may, but only within 12 months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(ii)  In the event of termination of an Optionee's Continuous Status as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), such Optionee may, but only within six months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option (within the meaning of Section 422 of the Code) within three months of the date of such termination, the Option will not qualify for incentive stock option treatment under the Code. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within six months or three months, as the case may be, from the date of termination, the Option shall terminate.

(g)  Death of Optionee. Notwithstanding Section 9(d) above, in the event of the death of an Optionee during the period of Continuous Status since the date of grant of the Option, or within 30 days following termination of the Optionee's Continuous Status, the Option may be exercised, at any time within 12 months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by such Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of the Optionee's Continuous Status. To the extent that the Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(h)  Anything in subsections (d), (e), (f) and (g) of this Section 9 notwithstanding and always subject to the Applicable Laws, particularly the Code in the case of an Incentive Stock Option, and, if applicable, the rules and regulations of any Stock Exchange or Nasdaq, the Administrator may provide in the Option Agreement for a different date of termination (but in no event later than the expiration date of the term of the Option) and may provide for termination in the event of certain events which the Administrator shall define as Cause or as shall be so defined in any employment or consulting agreement between the Company and the Optionee.

Section 10. Stock Withholding to Satisfy Withholding Tax Obligations. At the discretion of the Administrator, Optionees may satisfy tax withholding obligations as provided in this Section 10. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash or check payment, (b) out of the Optionee's current compensation if an Employee, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i), in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to, or more than, the Optionee's marginal tax rate times the amount of ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. For this purpose, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations arising upon exercise of this Option must comply with the applicable provisions of Rule 16b-3 under the Exchange Act or any successor Rule.

All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a)  the election must be made on or prior to the applicable Tax Date;

(b)  once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election was made; and

(c)  all elections shall be subject to the consent or disapproval of the Administrator.

Section 11. Adjustments upon Changes in Capitalization, Merger or Certain Other
Transactions.

(a)  Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan, but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the exercise price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of the Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

(b)  Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least 15 days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

(c)  Merger or Sale of Assets. In the event of a proposed sale of all or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's stockholders, each outstanding Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option, in which case such Option shall terminate upon the consummation of the merger or sale of assets. In the event the successor corporation does not assume the Option or substitute an equivalent option, the Administrator or the Board, in its sole discretion, may remove any restrictions on exercise of an Option or take whatever other action the Administrator or the Board deems appropriate.

(d)  Change in Control. In the event of a Change in Control, or in the event that a Change in Control is anticipated, the Administrator or the Board, in its sole discretion, may permit immediate exercise of Options in their entirety not withstanding any limitations or restrictions in the applicable Option Agreements.

(e)  Certain Distributions. In the event of any distribution to the Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

Section 12. Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. Notwithstanding anything in this Section 12 to the contrary, upon any exercise of the Option, the Optionee may request that the Shares issuable upon such exercise be issued in his or her name and jointly with, or solely to, a “family member” (as such term is defined in General Instructions A to Registration Statement on Form S-8 under the Securities Act) if the right to exercise the Option was transferred to such family member by gift or domestic relations order.

Section 13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be either (a) the date on which the Administrator makes the determination granting such Option, or (b) the date on which the Optionee’s relationship with the Company or any Subsidiary commences (or the anniversary of such commencement date), whether pursuant to an employment or consulting agreement or otherwise, whichever of (a) or (b) the Administrator selects in the grant; provided, however, that in the case of any Incentive Stock Option, the date of grant shall be the later of (x) the date on which the Administrator makes the determination granting such Incentive Stock Option or (y) the date of commencement of the Optionee's employment relationship with the Company (or the anniversary thereof). Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant, which notice may be in the form of the Option Agreement.

Section 14. Amendment and Termination of the Plan.

(a)  Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant of an Option theretofore made, without his or her consent. In addition, if the number of Shares that may be optioned and sold pursuant to Section 3 hereof is to be increased (other than pursuant to Section 11 hereof) or to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Act or with Section 422 of the Code (or any other Applicable Laws) or with the requirements of any Stock Exchange or Nasdaq (if the Common Stock is listed or traded thereon), the Company shall obtain stockholders’ approval of any Plan amendment in such a manner and to such a degree as required.

(b)  Effect of Amendment or Termination. No amendment or termination of the Plan shall adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

Section 15. Conditions upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated under the Securities Act or the Exchange Act, and, if applicable, the requirements of any Stock Exchange or Nasdaq.

As a condition to the exercise of an Option, if the Shares to be issued upon exercise are not then registered under the Securities Act, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

Section 16. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

Section 17. Option Agreements. Options shall be evidenced by written Option Agreements in such form(s) as the Administrator shall approve from time to time.

Section 18. Stockholders’ Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months after the date the Plan is adopted. Such stockholders’ approval shall be obtained in the degree and manner required under Applicable Laws and the rules or regulations of any Stock Exchange upon which the Common Stock is then listed or Nasdaq if the Common Stock is traded thereon. All Options issued under the Plan shall become void in the event such approval is not obtained.